UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a‑12

ALPS VARIABLE INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
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ALPS VARIABLE INVESTMENT TRUST

ALPS|Red Rocks Listed Private Equity Portfolio

June 11, 2015

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the ALPS|Red Rocks Listed Private Equity Portfolio (the “Portfolio”) a series of ALPS Variable Investment Trust (the “Trust”), at a meeting to be held on July 7, 2015.  As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of the Portfolio, if it holds such shares under your policy, with respect to the proposal described below.  Please review the Proxy Statement and cast your vote on the proposal.  After consideration of the proposal, the Board of Trustees of the Portfolio has unanimously approved the proposal.  The Board of Trustees of the Portfolio recommends that you vote FOR the proposal.

Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Portfolio and is responsible for the day-to-day management of the Portfolio’s assets.  On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Portfolio’s current sub-advisory agreement with Red Rocks. In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Portfolio has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Portfolio and provided that other conditions to closing are satisfied or waived, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Portfolio under terms substantially similar to those of the current sub-advisory agreement.

To provide for continuity in the operation of the Portfolio, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Portfolio, subject to the oversight of ALPS Advisors, Inc. and the Board of Trustees, under terms that are substantially similar in all material respects to the current sub-advisory agreement and for the same fees that are currently in effect.

The Portfolio’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Portfolio are expected to continue to do so.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement.  Approval of the New Agreement will neither alter the number of shares you own in the Portfolio nor cause a change to the advisory fee rate payable to Red Rocks.

THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own.  The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.  If you have any questions about the proposal or the voting instructions, you may call ALPS Fund Services, Inc. at 1-866-432-2926.

Very truly yours,

/s/ Thomas A. Carter

Thomas A. Carter
 Chairman of the Board, President and Chief Executive Officer of ALPS Variable Investment Trust

ALPS VARIABLE INVESTMENT TRUST

ALPS|Red Rocks Listed Private Equity Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
July 7, 2015

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the ALPS|Red Rocks Listed Private Equity Portfolio (the “Portfolio”) will be held in the offices of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), at 1290 Broadway, Suite 1100, Denver, Colorado, on July 7, 2015 at 10:00 a.m. Mountain time.

As described in further detail in the enclosed Proxy Statement, Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Portfolio and is responsible for the day-to-day management of the Portfolio’s assets.

On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Portfolio’s current sub-advisory agreement with Red Rocks.   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Portfolio has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Portfolio, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Portfolio under terms substantially similar to those of the current sub-advisory agreement.

At the Meeting, Portfolio shareholders will be asked to act upon the following:

1.	To approve a new Investment Sub-Advisory Agreement among ALPS Variable Investment Trust (the “Trust”), on behalf of the Portfolio, ALPS Advisors and Red Rocks (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Portfolio as of the close of business on May 8, 2015 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting.  If you attend the Meeting, you may vote your shares in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.  We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS Variable Investment Trust,
on behalf of the ALPS|Red Rocks Listed Private Equity Portfolio

/s/ Alex J. Marks

Alex J. Marks
 Secretary

June 11, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Meeting to be Held on July 7, 2015 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-866-432-2926.  You may also call for information on how to obtain directions to be able to attend the Meeting in person.  Copies of the Portfolio’s annual report have previously been mailed to Shareholders.  This Proxy Statement should be read in conjunction with the Portfolio’s annual report.  You may request a copy of the annual report by calling 1-866-432-2926 or by visiting the Portfolio’s website at www.alpsfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

QUESTIONS AND ANSWERS

Q.  What is happening?

A.   Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Portfolio and is responsible for the day-to-day management of the Portfolio’s assets.  On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Portfolio’s current sub-advisory agreement with Red Rocks (the “Current Agreement”).   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Portfolio has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Portfolio, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Portfolio under terms substantially similar to those of the current sub-advisory agreement.

To provide for continuity in the operation of the Portfolio, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Portfolio, subject to the oversight of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Board of Trustees, under terms that are substantially similar in all material respects to the Current Agreement and for the same fees that are currently in effect.

The Portfolio’s investment objective or investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Portfolio are expected to continue to do so.   However, there can be no assurance that any particular employee of AAI or of Red Rocks will choose to remain in their current place of employment in the future.

Q.  What proposal am I being asked to vote on?

A.  At the Meeting, you will be asked to act upon the following:

1.  To approve a new Investment Sub-Advisory Agreement among ALPS Variable Investment Trust (the “Trust”), on behalf of the Portfolio, ALPS Advisors and Red Rocks (the “Proposal”).

2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Portfolio and have the right to vote on this very important proposal concerning your investment.

Q.  How will the Transaction or the approval of the New Agreement affect me as a Portfolio Shareholder?

A.  The Portfolio’s investment objective and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Portfolio.  The terms of the New Agreement are substantially similar to those of the Current Agreement in all material respects except for the new commencement date and initial term. The advisory fee rates payable to Red Rocks will remain the same as under the Current Agreement.  If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.  The Red Rocks portfolio managers who currently manage the Portfolio are expected to continue to manage the Portfolio under the New Agreement.  The Portfolio is also expected to enter into a fee waiver letter agreement with ALPS Advisors with substantially similar material terms as the fee waiver letter agreement currently in place.  The new fee waiver letter agreement will continue through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017.

Q.  Will the Portfolio’s name change?

A.  No.  The Portfolio’s name will not change.

Q.  Has the Board of Trustees approved the New Agreement and how do the Trustees of the Portfolio recommend that I vote?

A.  The Board of Trustees unanimously approved the New Agreement at a meeting held on April 22, 2015, and recommends that you vote FOR the proposal.

Q.  Who will bear the costs related to this proxy solicitation?

A.  ALPS Advisors, Red Rocks and/or an affiliate thereof have agreed to bear any such costs.

Q.  Who is entitled to vote?

A.  If you owned shares of the Portfolio as of the close of business on May 8, 2015 (the “Record Date”), you are entitled to vote.

Q.  When and where will the Meeting be held?

A.  The Meeting will be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado, on July 7, 2015 at 10:00 a.m. Mountain time.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail:  Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone:  Call the number printed on the enclosed proxy card(s);
By Internet:  Access the website address printed on the enclosed proxy card(s); or
In Person:  Attend the Meeting as described in the Proxy Statement.

Q.  What vote is required to approve the New Agreement?

A.   Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.  What will happen if shareholders of the Portfolio do not approve the New Agreement?

A.   The closing conditions to the Transaction include the approval by the Portfolio’s Board of Trustees and shareholders of the New Agreement and that assets under management by Red Rocks (including assets attributable to funds that license its proprietary indices) meet a minimum threshold.  If any closing condition is not satisfied or waived, the Transaction will not be completed.  If the Transaction is not completed for any reason, the Current Agreement will remain in effect in accordance with its terms.

Q.  What happens if I sign and return my proxy card but do not mark my vote?

A.   Your proxy will be voted in favor of the proposal.

Q.  May I revoke my proxy?

A.   You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Portfolio in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q.  How can I obtain a copy of the Portfolio’s annual or semi-annual report?

A.   If you would like to receive a copy of the latest annual or semi-annual report(s) for the Portfolio, please call 1-866-432-2926, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201.  The reports will be furnished free of charge.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call ALPS Fund Services, Inc. at 1-866-432-2926.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS VARIABLE INVESTMENT TRUST

ALPS|Red Rocks Listed Private Equity Portfolio

PROXY STATEMENT

for the Special Meeting of Shareholders
 to be held on July 7, 2015

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Variable Investment Trust (the “Trust”), on behalf of the ALPS|Red Rocks Listed Private Equity Portfolio (the “Portfolio”), to be used at the special meeting of shareholders (the “Shareholders”) of the Portfolio to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on July 7, 2015 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Portfolio via the mailing on or about June 11, 2015 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card.  Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Portfolio, (ii) by officers, employees and agents of the Portfolio’s  investment adviser, ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), the Portfolio’s sub-adviser, Red Rocks Capital LLC (the “Sub-adviser” or “Red Rocks”) and/or their affiliates and (iii) by officers, employees and agents of the Portfolio’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates.  Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, Portfolio shareholders will be asked to act upon the following:

1.  To approve a new Investment Sub-Advisory Agreement among ALPS Variable Investment Trust, on behalf of the ALPS|Red Rocks Listed Private Equity Portfolio, ALPS Advisors, Inc. and Red Rocks Capital LLC (the “Proposal”).

2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on May 8, 2015 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting.  The vote for the Proposal will be at the Portfolio level, meaning that both Class I and Class III will vote together.

Shares of the Portfolio are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, separate accounts established by certain participating insurance companies (each, an “Insurance Company”) were the shareholders of record of the Portfolio. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected the Portfolio for investment have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

The number of Portfolio shares issued and outstanding as of the Record Date is as follows:

Class	Number of Shares Outstanding
Class I	2,500
Class III	70,589

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW

The Transaction

Red Rocks serves as the sub-adviser to the ALPS|Red Rocks Listed Private Equity Portfolio (the “Portfolio”) and is responsible for the day-to-day management of the Portfolio’s assets.

On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Portfolio’s current sub-advisory agreement with Red Rocks (the “Current Agreement”).   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Portfolio has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Portfolio, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Portfolio under terms substantially similar to those of the Current Agreement.

New Agreement

To provide for continuity in the operation of the Portfolio, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Portfolio, subject to the oversight of ALPS Advisors, and the Board of Trustees, under terms that are substantially similar in all material respects to the Current Agreement and for the same fees that are currently in effect.

The Portfolio’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Portfolio are expected to continue to do so.   However, there can be no assurance that any particular employee of AAI or of Red Rocks will choose to remain in their current place of employment in the future.

AAI currently serves as investment adviser to the Portfolio.  The Transaction will not affect the Trust’s investment advisory agreement with AAI, and if the New Agreement is approved by the Portfolio’s shareholders, AAI will continue as the investment adviser to the Portfolio.

The composition of the Board of Trustees of the Portfolio will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Portfolio.  AAI is not proposing any changes to these existing service providers at this time.

PROPOSAL:  APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

Shareholders of the Portfolio are being asked to approve a new Investment Sub-advisory Agreement among the Trust, on behalf of the Portfolio, AAI and Red Rocks.   Approval of the New Agreement is being sought so that the operation of the Portfolio can continue without interruption.

Board Approval and Recommendation

On April 22, 2015, the Board of Trustees of the Portfolio, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement and (ii) unanimously recommended that Shareholders of the Portfolio approve the New Agreement.  A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement.  The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A.  Exhibit B to this Proxy Statement shows:

●	the date of the Current Agreement;

●	the date on which the Current Agreement was last approved by the Board;

●	the advisory fee rate under the Current Agreement;

●	the aggregate amount of Red Rocks’ sub-advisory fee and the amount and purpose of any other payments by the Portfolio or AAI to Red Rocks, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended December 31, 2014; and

●	whether Red Rocks has waived, reduced or otherwise agreed to reduce its compensation with respect to the Portfolio under any applicable contract.

Except as described below, the New Agreement will be similar in all material respects to the Current Agreement.

Services Provided

Under the terms of the Current Agreement, Red Rocks is responsible for the creation of an investment program for the Portfolio in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Red Rocks’ responsibilities and obligations under the New Agreement will be substantively identical to those under the Current Agreement.

Compensation

Under the terms of the Current Agreement, Red Rocks is entitled to receive from ALPS Advisors an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.57% on average daily net assets from $0 to $200,000,000, 0.52% over average daily net assets from $200,000,000 up to $500,000,000, or 0.47% on average daily net assets over $500,000,000.

The advisory fee rate payable to Red Rocks under the New Agreement will be identical to the fee rate payable under the Current Agreement.

Liability of Red Rocks, Board or Shareholders

Under the terms of the Current Agreement, Red Rocks shall not be liable for any error of judgment or for any loss suffered by the Portfolio or ALPS Advisors in connection with performance of its obligations under the Current Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on Red Rocks’ part in the performance of its duties or from reckless disregard of its obligations and duties under the Current Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

The New Agreement will provide for limitations of liability substantively identical to those described above.

Term and Termination

The Current Agreement provides for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the Investment Company Act of 1940, as amended.  The Current Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, (b) by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, or (c) by ALPS Advisors or Red Rocks at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. The Current Agreement shall also terminate automatically in the event of its assignment.

The New Agreement will have a term substantively identical to the Current Agreement (i.e., an initial term of two (2) years, with annual renewal thereafter subject to approval).  The commencement date of the New Agreement is expected to be the Closing Date.

Required Quorum and Vote

The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum (which will allow for the transaction of business at the Meeting).

Assuming a quorum is present, approval of the New Agreement separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Portfolio level, meaning that both Class I and Class III will vote together.

Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from its Policy Owners. Neither the SEC nor the Insurance Companies require any specific minimum percentage of Policy owners to vote in order for an Insurance Company to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of a small number of the participating Insurance Companies could be sufficient to constitute a quorum even if only a small percentage of the shares owned by such Insurance Company are subject to voting instructions from Policy Owners.  The vote could similarly be influenced by a voting instructions received from a small percentage of Policy Owners.

Effect if the Proposal is Not Approved

The closing conditions to the Transaction include the approval by the Portfolio’s Board of Trustees and shareholders of the New Agreement and that assets under management by Red Rocks (including assets attributable to funds that license its proprietary indices) meet a minimum threshold.  If any closing condition is not satisfied or waived, the Transaction will not be completed.  If the Transaction is not completed for any reason, the Current Agreement will remain in effect in accordance with its terms.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met in person on April 22, 2015 to evaluate, among other things, the Transaction, Red Rocks, and to determine whether approving the New Agreement was in the best interests of the Portfolio’s Shareholders.   At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by ALPS Advisors, ALPS Fund Services, Inc., and Red Rocks, communicated with senior representatives of Red Rocks regarding its personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and the New Agreement, and considered their possible effects on the Portfolio and its Shareholders.

During this meeting, the representatives of Red Rocks indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Portfolio; and (ii) the capability of Red Rocks to continue to provide the same level of advisory services to the Portfolio.  Those representatives indicated that they believed that the Transaction may provide certain benefits to the Portfolio, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that Shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from Red Rocks that the manner in which the Portfolio’s assets are managed will not change in any material manner, that the personnel who currently manage the Portfolio’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio;

(ii) the fact that the material terms of the New Agreement, including the fees payable by ALPS Advisors, are substantively identical to the material terms of the Current Agreement;

(iii) the agreement by ALPS Advisors to cause the Portfolio’s current fee waiver/expense reimbursement arrangement to continue through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017;

(iv) the history, reputation, qualifications and background of Red Rocks and its key personnel;

(v) the fact that Portfolio Shareholders will  not bear any costs in connection with the Transaction, insofar as ALPS Advisors, Red Rocks and their affiliates have agreed to pay such expenses, including proxy solicitation expenses;

(vi) information provided by representatives of Red Rocks regarding the anticipated impact of the Transaction; and

(vii) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of the Portfolio review the Portfolio’s advisory contracts and consider whether to approve them or to recommend that shareholders approve them.

In anticipation of the Board’s meeting on April 22, 2015, and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from Red Rocks. In response to these requests, the Independent Trustees received reports from Red Rocks that addressed specific factors to be considered by the Board.  The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to particular considerations with respect to the New Agreement arising from the change of control of Red Rocks.

At the April 22, 2015 meeting, the Trustees discussed with Red Rocks its general plans and intentions regarding the Portfolio.  The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Red Rocks in connection with the Transaction, including the anticipated senior management structure.  The Independent Trustees met to consider ALPS Advisors’ and Red Rocks’ recommendations as to the approval of the New Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of the Portfolio and its Shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling.  The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered.  The Board considered whether the New Agreement would be in the best interests of the Portfolio and its Shareholders, based on:  (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Portfolio; (iii) the expenses borne by the Portfolio (including management fees and other expenses), the fees indirectly charged by Red Rocks to the Portfolio and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the Portfolio; (iv) the fact that economies of scale may be realized as the Portfolio grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the Portfolio; and (vi) other general information about Red Rocks.  The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the New Agreement.  The Trustees reviewed certain background materials supplied by Red Rocks, including their Form ADV.

The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments.  The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Portfolio.

The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.

Investment Performance

The Board reviewed performance information for the Portfolio.  The review included a comparison of the Portfolio’s performance to the performance of a group of comparable funds selected by an independent provider of research data.  The Trustees noted that the Portfolio had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data.  The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Fees and Expenses

The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the Portfolio, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the Portfolio.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median.  The Board also determined that the Portfolio’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.

Projected Profitability and Costs of Services to Red Rocks

The Trustees received and considered a projected profitability analysis prepared by Red Rocks based on the fees payable under the New Agreement, and also considered information regarding the financial condition of Red Rocks.  In assessing the projected profitability analysis, the Board noted that the Portfolio’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.

Extent of Economies of Scale as the Portfolio Grows and Whether Fee Levels Reflect Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders.  The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the Portfolio.   The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the Portfolio, including soft dollar arrangements.

Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the Shareholders of the Portfolio that they approve the New Agreement.

INFORMATION ABOUT ALPS ADVISORS, INC.

ALPS Advisors, Inc., subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Portfolio’s business affairs. AAI commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. AAI’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

INFORMATION ABOUT RED ROCKS CAPITAL LLC

Red Rocks Capital LLC is engaged to manage the investments of the Portfolio in accordance with its prospectus and other offering documents, its investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board. Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies.  Red Rocks’ principal address is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401. As of March 31, 2015, Red Rocks had approximately $1.34 billion in assets under management.

Information regarding the principal executive officers and directors of Red Rocks and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Portfolio (if any)
Adam Goldman	Managing Member, Red Rocks Capital	Portfolio Manager
Mark Sunderhuse	Managing Member, Red Rocks Capital	Portfolio Manager
Matt Luoma	Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer, Red Rocks Capital	None

*The business address of each person identified here is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Administrator, Distributor and Transfer Agent

ALPS Advisors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as investment adviser for the Portfolio; ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Portfolio; and ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Portfolio’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of the Portfolio.

ALPS|Red Rocks Listed Private Equity Portfolio
Class	Number of Shares Outstanding
Class I	2,500.000
Class III	70,589.108

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Portfolio:

Class	Name and Address of Owner	Number of Shares Owned	% of Class	Type of Ownership
Class I	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	2,500.000	100.00%	Direct
Class III	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	45,287.771	64.15%	Beneficial
Class III	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	22,500.000	31.87%	Direct

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Portfolio.

Any person owning more than 25% of the outstanding shares of a Portfolio may be deemed to control it.

As of the Record Date, no officer or Trustee of the Portfolio owns securities of, or has any other material direct or indirect interest in, Red Rocks or any person controlling, controlled by or under common control with Red Rocks.  As of the Record Date, no Trustee of the Portfolio has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since January 1, 2014, to which Red Rocks was a party.

Other Information

During the most recent fiscal year ended December 31, 2014, no commissions were paid by the Portfolio to a broker affiliated with AAI or Red Rocks.

Payment of Solicitation Expenses

ALPS Advisors, Red Rocks and/or an affiliate thereof will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.  Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies.  The aggregate cost of the proxy solicitation is expected to be approximately $5,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio Shareholder, unless the Portfolio has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact ALPS Fund Services, Inc. at 1-866-432-2926.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Portfolio (if available), including financial statements of the Portfolio, have previously been sent to Portfolio shareholders.  Upon request, the Portfolio’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost.  To request a report for the Portfolio, please call 1-866-432-2926, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Portfolio on the Record Date may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting.  Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy.  Any proxy may be revoked at any time prior to its use by written notification received by the Portfolio’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Any letter of revocation or later-dated proxy must be received by the Portfolio prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Portfolio understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract.  Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal.  A signed proxy card or other authorization by a beneficial owner of Portfolio shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present.  “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.  Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

Quorum; Adjournment

For the Portfolio, one-third of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting.  The presence of a quorum alone, however, is not sufficient to approve a proposal (see “Vote Required” below).  In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

The Insurance Companies will vote all of the shares of the Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote the Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the Proposal. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on the Proposal.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.  Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact ALPS Fund Services, Inc. at 1-866-432-2926 (toll-free).

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Agreement

EXHIBIT B:	Data Current Agreement

EXHIBIT A

Form of New Agreement

ALPS VARIABLE INVESTMENT TRUST
SUB-ADVISORY AGREEMENT

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

AGREEMENT, dated as of [              ], 2015 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado, ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the portfolios listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Portfolio” and collectively, the “Portfolios”), and Red Rocks Capital LLC, a Colorado limited liability company (the “Sub-Adviser”), having its principal place of business at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of April 30, 2014 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to some or all of the Portfolios in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Portfolio; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and some or all of the assets of each Portfolio.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for all or a portion of each Portfolio, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian to be identified by Investment Adviser in writing (the “Custodian”).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions of the Custodian arising in reasonable reliance on written instructions from the Sub-Adviser.  The Custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Portfolio, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Portfolio.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.            As sub-adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio allocated to it hereunder and determine the composition of such assets of the Portfolio, in accordance with the terms of this Agreement, the Portfolio’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust.    Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Portfolio’s Prospectuses and Statements of Additional Information (“SAI”).  The Investment Adviser shall promptly provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Portfolio’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser shall highlight changes to the Portfolio's investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B.            The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged.  The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser.  The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Portfolio with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser's reasonable judgment, such aggregation shall, over time, result in an overall economic benefit to the Portfolio in accordance with the Sub-Adviser's policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C.            The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients, which action may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Portfolio.  The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Portfolio at the same or similar times.

D.            The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act.  Only to the extent that the Portfolio(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Portfolios, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E.            The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the assets of the Portfolio allocated to it as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Portfolio or the Investment Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act.  The records relating to the services provided under this Agreement shall be the property of the Portfolio. The Portfolio, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F.            The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting, or causing to be voted, proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Portfolio or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Portfolio, and the Sub-Adviser shall have no liability therefor. However, Sub-Adviser shall provide factual information in its possession regarding the Portfolio and the services provided by the Sub-Adviser hereunder as the Portfolio or Investment Adviser may reasonably request with respect to any such action or proceeding.

G.            The Sub-Adviser will make available and provide to the Investment Adviser information concerning the Sub-Adviser required by the Portfolio in the preparation of registration statements, reports and other documents (collectively, “Securities Filings”) where such information is required by federal and state securities laws or as may be reasonably requested by the Portfolio or the Investment Adviser for use in the preparation of such Securities Filings or other materials necessary or helpful for the distribution of the Portfolio’s shares (“Marketing Materials”), subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Portfolio, Trust, Investment Adviser or principal underwriter shall be solely responsible for the compliance of all Securities Filings and Marketing Materials with applicable laws and rules, including those of any applicable self-regulatory organization, and Sub-Adviser shall have no liability therefor.

H.            In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Portfolio’s Prospectuses and Statements of Additional Information and with the reasonable instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.
I.            The Sub-Adviser, at its expense, will make available to the Trustees and the Investment Adviser, at reasonable times and upon reasonable notice, its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Portfolios and Investment Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs.  The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust; provided, however, that Sub-Adviser shall not be in violation of this Section I for any action taken or omitted by Sub-Adviser upon the recommendation or advice of its counsel.
J.            The Sub-Adviser will review draft reports to shareholders of the Portfolio and other documents regarding the Portfolio provided to it by the Investment Adviser for such purpose and provide comments, if any, on a timely basis.  The Investment Adviser or the Portfolio will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date.  In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Portfolio may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer under applicable law.
4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B.  The Investment Adviser and the Sub-Adviser agree that, in addition to and notwithstanding the regular payment schedule set forth on Appendix B, all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Portfolio and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date.  The annual base fee will be prorated for such fees owed through the termination date.  In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting, and any such expenses shall become due and payable promptly upon submission of proper documentation of such expenses to the Investment Adviser.

5.	LIABILITY AND INDEMNIFICATION

A.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its directors, officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Portfolio or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Portfolio.

B.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Portfolio and the Trust shall indemnify and hold harmless the Sub-Adviser and its Affiliates and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of any of the foregoing (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s performance under this Agreement; provided however, the Portfolio and the Trust shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder.

C.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Portfolio and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Portfolio Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Portfolio Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s willful misconduct, bad faith or gross negligence; provided however, the Sub-Adviser shall not indemnify or hold harmless the Portfolio Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Portfolio or the Trust of a Portfolio representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Portfolio or Trust in the performance of any of its duties or obligations hereunder.

D.            Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.            No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A.            The Investment Adviser has been duly authorized by the Trustees of the Trust to select and engage the Sub-Adviser as contemplated herein and to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.            The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.            The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.            The Investment Adviser acknowledges receipt of Part 2 of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.            The Investment Adviser shall provide (or cause the Custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Portfolio managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.            The Portfolio is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.            The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.            The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.            The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.            This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C.            Upon written request, the Sub-Adviser shall provide a certification to the Portfolio to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.            The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.            The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Portfolio, if any, (ii) other sub-advisers to any other portfolio of the Trust, or (iii) other sub-advisers to an investment company under common control with any Portfolio, concerning transactions for a Portfolio in securities or other assets.

F.            This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not hereby prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act.  In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of (i) a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or (ii) a majority of the outstanding voting securities of the Trust.  The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Portfolio, or the Investment Adviser, in each case on not less than sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate.  In addition, this Agreement may be terminated with respect to any Portfolio by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser.  This Agreement will automatically terminate, without the payment of any penalty in the event (i) of its assignment (as defined in the 1940 Act), or (ii) the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.  Additional portfolios may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement.  Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.    USE OF NAMES

In connection with the promotion and provision of information about the Portfolio or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser, upon reasonable request, information relating to Sub-Adviser and its services to the Portfolio for inclusion in the Portfolio’s or the Trust’s Marketing Materials. The Trust and Investment Adviser will not use Sub-Adviser's name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Portfolio. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion. Except as expressly granted in this Section 14, none of the Trust, the Portfolio and the Investment Adviser may use the Sub-Adviser’s name or logo for any other purpose without the written consent of Sub-Adviser. Further, the Sub-Adviser retains the right to use the name “Red Rocks Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the names “Red Rocks Listed Private Equity”, www.ListedPrivateEquity.com and www.LPEFund.com, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Red Rocks Capital LLC 25188 Genesee Trail Road, Suite 250 Golden, CO 80401 Attention: CFO
For:	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Attention: General Counsel
For:	ALPS Variable Investment Trust 1290 Broadway, Suite 1100 Denver, CO 80203 Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.  Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act.  To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement.  Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party.  Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.
21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		RED ROCKS CAPITAL LLC

By:		By:
	Name:		Name:
	Title:		Title:

ALPS VARIABLE INVESTMENT TRUST

By:
Name:
Title:

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

ALPS/Red Rocks Listed Private Equity Portfolio

APPENDIX B
TO
SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.57% on average daily net assets from $0 to $200,000,000, 0.52% on average daily net assets from $200,000,000 up to $500,000,000, or 0.47% on average daily net assets over $500,000,000.

EXHIBIT B

DATA REGARDING CURRENT AND NEW AGREEMENTS

A.          Dates of Current Agreement

	Agreement	Last approved by Board on	Last approved by Shareholders on
Current Agreement	Sub-Advisory Agreement among ALPS Variable Investment Trust (on behalf of the ALPS|Red Rocks Listed Private Equity Portfolio), ALPS Advisors, Inc. and Red Rocks Capital LLC, dated September 30, 2014	September 8, 2014	September 30, 2014

B.          Sub-Advisory Fee Rates Under Current and New Agreements for the Portfolio.

Portfolio	Current Agreement	New Agreement
ALPS|Red Rocks Listed Private Equity Portfolio	0.57% on average daily net assets from $0-$200 million, 0.52% on average daily net assets from $200 million-$500 million, and 0.47% on average daily net assets over $500 million	0.57% on average daily net assets from $0-$200 million, 0.52% on average daily net assets from $200 million-$500 million, and 0.47% on average daily net assets over $500 million

C.          Payments to Red Rocks During the Fiscal Year Ending December 31, 2014.

Aggregate Advisory Fees Paid by the Portfolio to Red Rocks for FYE 12/31/14	Aggregate Other Payments by the Portfolio to Red Rocks for FYE 12/31/14	Aggregate Other Payments by the Portfolio to Affiliates of Red Rocks or Affiliates of Such Affiliates for FYE 12/31/14	Aggregate Payments by ALPS Advisors, Inc. to Red Rocks for FYE 12/31/14
$0	$0	$0	$265

B-1

D.          Whether Red Rocks Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Portfolio.

ALPS|Red Rocks Listed Private Equity Portfolio
ALPS Advisors has agreed contractually to limit the amount of the Portfolio’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.95% of the Portfolio’s average daily net assets. This agreement is in effect through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors may not discontinue this waiver without the approval of the Portfolio’s Board of Trustees.

B-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93532-S32633	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

				For	Against	Abstain

1.	To approve a New Investment Sub-Advisory Agreement, among ALPS Variable Investment Trust, ALPS Advisors, Inc. and Red Rocks Capital, LLC.			☐	☐	☐

Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M93533-S32633

ALPS VARIABLE INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 7, 2015

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

The undersigned, revoking prior proxies, hereby appoints David T. Buhler and Alex J. Marks, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of ALPS Variable Investment Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on July 7, 2015, at 10:00 a.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of ALPS/Red Rocks Listed Private Equity Portfolio at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by voting in person at the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side, or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.